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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                                 August 22, 2001

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                Date of Report (Date of earliest event reported)


                             CONSTELLATION 3D, INC.

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             (Exact name of registrant as specified in its charter)

             Delaware                     0-28081             13-4064492
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 (State or other jurisdiction of   (Commission File No.)     IRS Employer
          incorporation)                                   Identification No.)



             805 Third Avenue, 14th Floor, New York, New York 10022
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              (Address of principal executive offices and zip code)


                                 (212) 308-3572

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              (Registrant's telephone number, including area code)


                                       N/A

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          (Former name or former address, if changed since last report)



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Forward Looking Statements

         When used in this Current Report, the words or phrases "will likely result", "are expected to", "will continue", "is anticipated", "estimate", "projected", "intends to" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, including but not limited to the history of losses of Constellation 3D, Inc. (the "Company"), the Company's need to raise additional capital to sustain operations, unstable economic and political conditions in Israel, Russia, and the Ukraine - countries in which the Company conducts its operations, the Company's ability to attract and retain employees, protection of technology and intellectual property rights, and intense competition, which are discussed in "Risk Factors", "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the notes to consolidated financial statements included in the Company's Annual Report on Form 10-K. Such factors could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with undue reliance on any such forward-looking statements, which speak only as of the date made.

Item 5.  Other Events.

         The following description represents summaries of certain documents referred to in this Current Report, copies of which are filed as exhibits hereto. Accordingly, the information provided in the summaries is qualified in its entirety by those documents. Capitalized terms used and not otherwise defined in this Current Report shall have the meanings ascribed to them in the documents summarized below.

         On August 22, 2001, the Company entered into the Amended and Restated Common Stock Purchase Agreement (the "Amended Agreement") by and between the Company and The Gleneagles Fund Company II (the "Purchaser"), dated as of August 16, 2001. The Amended Agreement amends the Common Stock Purchase Agreement (the "Agreement") by and between the Company and the Purchaser dated as of August 13, 2001 to provide for the following:

         (i) the sale of 714,286 shares (the "Initial Shares") of the Company's common stock (the "Common Stock") to the Purchaser for the aggregate purchase price of $1,000,000;

         (ii) the reduction of the dollar amount of shares available for purchase under the Agreement (the "Drawdown Shares") from $30,000,000 to $29,000,000;

         (iii) the issuance to the Purchaser of the Common Stock Adjustment Warrant (the "Adjustment Warrant") exercisable for a number of shares of the Common Stock (the "Adjustment Shares") calculated pursuant to a formula set forth in the Adjustment Warrant; and

         (iv) the delay in the Company's ability to draw under the equity line until the end of a Pricing Period lasting at least 20 trading days during which the number of Adjustment Shares is established.

         The Initial Shares and the Adjustment Warrant that the Company issued pursuant to this Amended Agreement were issued based upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), as provided under Section 4(2) of the Securities Act.

         The Company also entered into the Amended and Restated Registration Rights Agreement (the "Amended Registration Rights Agreement") by and between the Company and the Purchaser, dated as of August 16, 2001.

                                       2

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The Amended Registration Rights Agreement amends the Registration Rights
Agreement by and between the Company and the Purchaser, dated as of August 13, 2001 (the "Registration Rights Agreement"), to provide for the registration of the sale of the Adjustment Shares with the Securities and Exchange Commission (the "SEC").

         On August 13, 2001, the Company entered into (i) the Agreement providing for the $30,000,000 equity line and the issuance of the Common Stock Purchase Warrant (the "Warrant") to the Purchaser to purchase 52,000 shares (the "Warrant Shares") of the Common Stock at the exercise price of $3.31896 per share and (ii) the Registration Rights Agreement. The Company described the foregoing documents in its Form 10-Q filed with the SEC on August 14, 2001.

              Amended and Restated Common Stock Purchase Agreement

         Under the Amended Agreement, following the Company's satisfaction of certain conditions contained in the Amended Agreement, including having the Initial Shares and the Drawdown Shares available for resale pursuant to an effective registration statement, the Company may, in the Company's sole discretion, deliver a Drawdown Notice to the Purchaser stating the dollar amount of shares of the Common Stock that the Company wants to sell to the Purchaser during a 20 trading day Purchase Period following the receipt of the Drawdown Notice. During any Purchase Period, the Company may sell at least $500,000, but not more than $3,000,000, of the Common Stock to the Purchaser.

         On each Trading Day, during the Purchase Period after the Company delivers a Drawdown Notice, the Purchaser will purchase a number of shares of the Common Stock (the "Daily Purchase Amount") equal to the Daily Dollar Amount for such Trading Day divided by the Purchase Price for such Trading Day. The Daily Dollar Amount is equal to the dollar amount of shares that the Company wants to sell to the Purchaser during a Purchase Period, as stated in the Drawdown Notice, divided by 20. The Daily Dollar Amount for any Trading Day during a Purchase Period is subject to the following adjustments:

          o for each Trading Day during the Purchase Period on which the Purchase Price for such Trading Day is less than the Floor Price, the Daily Dollar Amount for such Trading Day will be equal to the product of (x) the number of shares of the Common Stock sold by the Purchaser during such Trading Day at a price greater than or equal to the Floor Price and (y) the Floor Price; the Purchase Price for any such Trading Day will be equal to the Floor Price;

          o for each Trading Day during the Purchase Period on which the Company does not satisfy certain conditions as described in the Amended Agreement (the Amended Agreement refers to the full Trading Day less the period during which the Company does not satisfy such conditions as the Available Period), the Daily Dollar Amount for such Trading Day will be automatically reduced to equal the product of (x) the number of shares of the Common Stock sold by the Purchaser during the Available Period at a price greater than or equal to the Floor Price and (y) the Purchase Price per share; and

          o for each Trading Day during the Purchase Period on which the Daily Dollar Amount divided by the Purchase Price for such Trading Day is greater than 10% of such Trading Day's trading volume for the Common Stock on the Nasdaq National Market (the Amended Agreement refers to such 10% figure as the Volume Limit), the Daily Dollar Amount for such Trading Day will be the product of the Volume Limit and the Purchase Price for such Trading Day. The calculation of the Trading Day's trading volume is subject to certain adjustments stipulated in the Amended Agreement.

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         The Floor Price per Share means the minimum Purchase Price per share stated by the Company in the Drawdown Notice, which cannot be less than $1.00.

         The Purchase Price for each Drawdown Share purchased by the Purchaser with respect to a particular Trading Day during the Purchase Period will be equal to 94% of the daily volume weighted average price of the Common Stock on the Nasdaq National Market between the hours of 9:30 a.m. and 4:00 p.m. on such Trading Day or during the Available Period on such Trading Day, if shorter.

         If the Adjusted Share Amount is equal to zero on five or more consecutive Trading Days during the Pricing Period or the Initial Shares are not available for resale by the Purchaser by the 120th calendar day following August 16, 2001, the Purchaser may at any time following either such event require the Company to repurchase all or a portion of the Initial Shares at a premium to the market price of the Common Stock. See the description of the Adjustment Warrant for the definitions of the "Adjusted Share Amount" and the "Pricing Period."

                         Common Stock Adjustment Warrant

         As an inducement to the Purchaser to enter into the Amended Agreement and in addition to the Warrant, the Company issued the Adjustment Warrant to the Purchaser. The Purchaser can exercise the Adjustment Warrant for the number of the Adjustment Shares calculated pursuant to a formula set forth in the Adjustment Warrant. According to such formula, the number of Adjustment Shares equals the difference between the sum of all Adjusted Share Amounts for each Trading Day during the Pricing Period and the Initial Shares. If the result of such calculation is zero or a negative number, the Adjustment Warrant will not be exercisable at all.

         The Adjusted Share Amount for a particular Trading Day during the Pricing Period is determined by dividing the Adjusted Dollar Amount for such Trading Day by 94% of the daily volume weighted average price of the Common Stock on the Nasdaq National Market on such Trading Day.

         The Adjusted Dollar Amount for any Trading Day during the Pricing Period means the lesser of (a) $50,000 and (b) the product of 10% of the trading volume for the Common Stock on the Nasdaq National Market, subject to certain adjustments, for such Trading Day and 94% of the daily volume weighted average price of the Common Stock on the Nasdaq National Market on such Trading Day.

         The Pricing Period means the period that commences on the first to occur of (i) the third Trading Day following the day the SEC declares effective the registration statement filed in connection with the transaction or (ii) the 120th calendar day following the date of the Adjustment Warrant and expires on the date on which the sum of the Adjusted Dollar Amounts under the Adjustment Warrant equals $1,000,000.

         The exercise price of the Adjustment Warrant is $0. The Purchaser may exercise the Adjustment Warrant after the expiration of the Pricing Period. The Adjustment Warrant expires on August 20, 2006.

         The Company must repurchase at a premium to the market price of the Common Stock all or a portion of the Adjustment Shares from the Purchaser if the Company fails to deliver the Adjustment Shares to the Purchaser within 13 Trading Days of the time it receives the Notice of Exercise from the Purchaser. The Company must also repurchase the Adjustment Warrant at a premium to the market price of the Common Stock if the Company fails to have a registration statement covering the sale of the Adjustment Shares declared effective by the SEC by the date which is 120 calendar days from August 16, 2001.

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             Limitation on Purchaser's Obligation to Purchase Shares

         The number of shares of the Common Stock that the Purchaser may acquire pursuant to the Amended Agreement may not exceed the number of shares that, when added to the total number of shares of the Common Stock deemed beneficially owned by the Purchaser and its affiliates, as defined in Rule 144 of the Securities Act, would exceed 9.99%. In addition, the Purchaser may not purchase a number of Initial Shares, Drawdown Shares and Adjustment Shares in excess of 9,200,000 shares of the Common Stock, as adjusted for stock splits and other events of like nature.

               Amended and Restated Registration Rights Agreement

         Pursuant to the Amended Registration Rights Agreement, the Company is required to file a registration statement to register the resale of the Initial Shares and the Drawdown Shares and the sale of the Warrant Shares and the Adjustment Shares on a continuous basis pursuant to a "shelf" registration statement under Rule 415 promulgated under the Securities Act. Under the Amended Registration Rights Agreement, the registration statement must remain effective until the later of (i) the twenty-six month anniversary of the date on which the SEC declares the registration statement effective; (ii) the fifth anniversary of the Amended Registration Rights Agreement; and (iii) the date on which the Purchaser can sell all Registered Securities publicly pursuant to Rule 144(k) promulgated under the Securities Act. In accordance with the Amended Agreement, the Company may file a registration statement covering the sale of the Adjustment Shares that is separate from the registration statement covering the resale of the Initial Shares and the Drawdown Shares and the sale of the Warrant Shares.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of business acquired.

                  None.

         (b)      Pro forma financial information.

                  None

         (c)      Exhibits.

                  The following exhibits are filed herewith:

Items S-K
Exhibit No.         Description
----------------    -----------------------------------------------------------
       4.1          Common Stock Adjustment Warrant issued to The Gleneagles
                    Fund Company II, dated as of August 16, 2001.

      10.1 Amended and Restated Common Stock Purchase Agreement by and between Constellation 3D, Inc. and The Gleneagles Fund Company II, dated as of August 16, 2001.

      10.2 Amended and Restated Registration Rights Agreement by and between Constellation 3D, Inc. and The Gleneagles Fund Company II, dated as of August 16, 2001.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 23, 2001.

                                CONSTELLATION 3D, INC.
                                (Registrant)



                                By: /s/ Michael Goldberg
                                    ------------------------------------------
                                    Name:    Michael Goldberg
                                    Title:   Chief Operating Officer (Interim)


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                                  EXHIBIT INDEX

Items S-K
Exhibit No.         Description
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       4.1          Common Stock Adjustment Warrant issued to The Gleneagles
                    Fund Company II, dated as of August 16, 2001.

      10.1 Amended and Restated Common Stock Purchase Agreement by and between Constellation 3D, Inc. and The Gleneagles Fund Company II, dated as of August 16, 2001.

      10.2 Amended and Restated Registration Rights Agreement by and between Constellation 3D, Inc. and The Gleneagles Fund Company II, dated as of August 16, 2001.